UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
April 27, 2011
Date of Report
AVERY DENNISON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1 -7685	95-1492269

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

150 North Orange Grove Boulevard
Pasadena, California	91103

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (626) 304-2000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT LIST
EX-99.1
EX-99.2

Section 2 — Financial Information
Item 2.02 Results of Operations and Financial Condition.
Avery Dennison Corporation’s (the “Company”) news release dated April 27, 2011, announcing its preliminary, unaudited financial results for the first quarter of 2011, including its guidance for the 2011 fiscal year, is attached hereto as Exhibit 99.1 and is being furnished (not filed) under this Form 8-K.
The Company’s presentation dated April 27, 2011, regarding its preliminary financial review and analysis for the first quarter of 2011, including its guidance for the 2011 fiscal year, is attached hereto as Exhibit 99.2 and is being furnished (not filed) under this Form 8-K. The news release and presentation are also available on the Company’s web site at http://www.investors.averydennison.com.
The Company will discuss its preliminary financial results during a webcast and teleconference today, April 27, 2011, at 1:00 p.m. (ET). To access the webcast and teleconference, please go to the Company’s web site at http://www.investors.averydennison.com.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
99.1	News release dated April 27, 2011, announcing preliminary, unaudited first quarter 2011 results.

99.2	Presentation dated April 27, 2011, regarding the Company’s preliminary financial review and analysis for the first quarter of 2011.
SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS
Certain statements contained in this report on Form 8-K and in Exhibits 99.1 and 99.2 are “forward-looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. Such forward-looking statements and financial or other business targets are subject to certain risks and uncertainties. Actual results and trends may differ materially from historical or anticipated results depending on a variety of factors, including but not limited to risks and uncertainties relating to: fluctuations in cost and availability of raw materials; impact of competitive products and pricing; fluctuations in demand affecting sales to customers; loss of significant contract(s) or customer(s); collection of receivables from customers; selling prices; business mix shift; worldwide and local economic conditions; changes in tax laws and regulations; fluctuations in foreign currency exchange rates and other risks associated with foreign operations; ability of the Company to generate sustained productivity improvement; successful integration of acquisitions and successful execution of divestitures; changes in customer order patterns; customer and supplier concentrations; the financial condition and inventory strategies of customers; timely development and market acceptance of new products; investment in development activities and new production facilities; ability of the Company to achieve and sustain targeted cost reductions; successful implementation of new manufacturing technologies and installation of manufacturing equipment; disruptions in information technology systems; successful installation of new or upgraded information technology systems; volatility of capital and credit markets; impairment of capitalized assets, including goodwill and other intangibles; credit risks; ability of the Company to obtain adequate financing arrangements and to maintain access to capital; fluctuations in interest and tax rates; fluctuations in pension, insurance and employee benefit costs; impact of legal proceedings and environmental, health and safety laws; changes in governmental regulations; changes in political conditions; impact of epidemiological events on the economy and the Company’s customers and suppliers; acts of war, terrorism, and natural disasters; and other factors.

The Company believes that the most significant risk factors that could affect its financial performance in the near-term include (1) the degree to which higher costs can be offset with productivity measures and/or passed on to customers through selling price increases, without a significant loss of volume; (2) the impact of competitors’ actions, including pricing, expansion in key markets, and product offerings; (3) the impact of economic conditions on underlying demand for the Company’s products; and (4) the impact of changes in tax laws and regulations throughout the world.
For a more detailed discussion of these and other factors, see Part I, Item 1A. “Risk Factors” and Part II, Item 7. “Management’s Discussion and Analysis of Results of Operations and Financial Condition” in the Company’s most recent Form 10-K, filed on February 28, 2011. The forward-looking statements included in this Form 8-K are made only as of the date of this Form 8-K, and the Company undertakes no obligation to update the forward-looking statements to reflect subsequent events or circumstances.
The financial information presented in the news release and presentation included as Exhibits to this Current Report is preliminary and unaudited.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVERY DENNISON CORPORATION
Date: April 27, 2011	By:	/s/ Mitchell R. Butier
		Name:	Mitchell R. Butier
Title: Senior Vice President and Chief Financial Officer

EXHIBIT LIST

Exhibit No.	Description
99.1	News release dated April 27, 2011, announcing preliminary, unaudited first quarter 2011 results.

99.2	Presentation dated April 27, 2011, regarding the Company’s preliminary financial review and analysis for the first quarter of 2011.